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                SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                             Form 8-K

          Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)    March 30, 1996
                                                 ____________________


                    Aetna Life and Casualty Company
_______________________________________________________________________
         (Exact name of registrant as specified in its charter)


                              Connecticut
_______________________________________________________________________
            (State or other jurisdiction of incorporation)


       1-5704                                     06-0843808
_______________________________________________________________________
(Commission File Number)                      (I.R.S. Employer
                                               Identification No.)


151 Farmington Avenue, Hartford, Connecticut           06156
_______________________________________________________________________
(Address of principal executive offices)             (ZIP Code)


Registrant's telephone number, including area code     (860) 273-0123
                                                     __________________


                             Not Applicable
_______________________________________________________________________
      (Former Name or Former Address, if Changed Since Last Report)



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                             TABLE OF CONTENTS
                             _________________


                                                           Page
                                                           ____

Item 5.  Other Events.                                       3


Item 7(c).  Exhibits.                                        5


Signatures                                                   6



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Item 5. Other Events.

Aetna Life and Casualty Company (Aetna) and U.S. Healthcare, Inc. (U.S. Healthcare) entered into a definitive agreement, dated March 30, 1996, pursuant to which they have agreed to merge in a transaction valued at $8.9 billion. The merger agreement, which has been approved by the board of directors of each company, calls for the formation of a new holding company, Aetna Inc., domiciled in Connecticut. U.S. Healthcare shareholders will receive $34.20 in cash, 0.2246 shares of Aetna Inc. common stock, and 0.0749 shares of Aetna Inc. mandatorily convertible preferred stock for each share of U.S. Healthcare. Each share of Aetna stock will become a share of Aetna Inc. stock. The combined company will be 78 percent owned by Aetna shareholders and 22 percent owned by U.S. Healthcare shareholders.

The merger will be financed with a combination of $5.3 billion in cash, the issuance of $2.7 billion of new Aetna Inc. common stock, and $0.9 billion in preferred securities. The Aetna and U.S. Healthcare health businesses will be in wholly owned subsidiaries of Aetna Inc., with each subsidiary maintaining its current name. Aetna Chairman Ronald E. Compton will be chairman and CEO of the new company. U.S. Healthcare Chairman Leonard Abramson will join Aetna's board of directors and will serve as a strategic consultant to Compton. Two additional directors nominated by Abramson also will be named to the Aetna Inc. board. The agreement is subject to approval by the shareholders of both companies and federal and state regulators, the close of the previously announced sale of Aetna's property/casualty unit to Travelers Group, and other customary conditions. It is expected to close in the third quarter of 1996. Abramson, who is the controlling shareholder of U.S. Healthcare, has agreed to vote in favor of the merger. A copy of the press release announcing the merger agreement is attached hereto as Exhibit 99.1, which exhibit is incorporated herein by reference.

The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their companies, so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. Aetna desires to take advantage of the "safe harbor" provisions with respect to statements it may make concerning the merger. The following important factors, among others, could affect the successful integration of the companies and the recognition of increased earnings or other synergies from the transaction, as well as the combined company's continuing health operations:

Factors specific to transaction:

  - Successful offering of U.S. Healthcare managed care products to existing Aetna corporate customers and cross-selling of Aetna group life, specialty health and other products through U.S.
Healthcare's existing network.

  - Timely integration of U.S. Healthcare management and information systems with those of Aetna.

  - Timely elimination of redundant administrative expenses.

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Other factors affecting combined company's health operations:

  - Increase in Aetna debt relative to total capital resulting from the merger transaction.

  - Achievement of revenue enhancements and medical cost reductions.

  - Success in managing health care costs and operating expenses, as well as quality of services provided, as affected by competition in managed care products, changes in health care practices, inflation, changing medical technologies, and changes in federal or state laws.

  - Adverse changes in federal or state laws, including: (i) various proposals to reform the federal Medicare program, (ii) limitations on premium levels, (iii) increases in minimum capital and reserve and other financial viability requirements, (iv) prohibition or limitation of capitated arrangements or provider financial incentives, (v) benefit mandates (including mandatory length of stay and emergency room coverage), (vi) regulatory limitations on the ability to manage care and utilization, (vii) any willing provider or pharmacy laws, and (viii) government imposed surcharges, taxes or assessments.

  - Adverse actions of governmental payers, including unilateral reduction of Medicare and Medicaid premiums payable to Aetna and U.S. Healthcare and discontinuance or limitations on governmentally-funded programs.

  - Inability to increase premiums or prospective or retroactive reductions to premium rates for federal employees apace with increases in medical costs due to competition, government regulation or other factors.

  - Termination of provider contracts or renegotiation at less cost-effective rates or terms of payment.

  - Price increases in pharmaceuticals, durable medical equipment and other covered items.

  - Denial of accreditation by independent quality accrediting agencies such as NCQA.

  - Selection by employers and individuals of higher copayment/deductible/coinsurance plans with relatively lower premiums.

  - Migration of employers from insured to self-funded coverage resulting in reduced margins.

  - Impact on medical loss ratio of greater net enrollment in higher medical loss ratio lines of business such as Medicare and Medicaid.

Additional Information regarding U.S. Healthcare:

Additional information regarding U.S. Healthcare is contained in its Form 10-K and other reports filed with the Securities and Exchange Commission.

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Item 7(c). Exhibits.

Exhibit 99.1 -- Press Release of Aetna Life and Casualty Company dated April 1, 1996.


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                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                 Aetna Life and Casualty Company
                                 _______________________________
                                           (Registrant)


Date  April 1, 1996              By /s/ Robert J. Price
                                    ____________________________
                                      (Signature)

                                      Robert J. Price
                                      Vice President and
                                      Corporate Controller
                                      (Chief Accounting Officer)